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                                                                   EXHIBIT 10.23

                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------

          THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is
                                                          ---------------
entered into by and among PEET'S OPERATING COMPANY, INC. (formerly known as Peet's Coffee and Tea, Inc.) ("Borrower"), PEET'S TRADEMARK COMPANY, and PEET'S
                               --------
COFFEE & TEA, INC. (formerly known as Peet's Companies, Inc.), each a Washington corporation (each a "Credit Party" and collectively, the "Credit Parties"), and
                     ------------                         --------------
GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("Lender"), as of
                                                               ------
March 1, 2002, with reference to the following facts:

                                    RECITALS
                                    --------

     A. Pursuant to that certain Credit Agreement dated as of September 1, 2000, as amended by that certain First Amendment to Credit Agreement dated as of January 19, 2001, and that certain Second Amendment to Credit Agreement dated as of June 29, 2001, each by and among Credit Parties and Lender (as the same may have been further amended, supplemented, or otherwise modified from time to time prior to the date of this Third Amendment, the "Credit Agreement"), Lender
                                                ----------------
agreed to provide certain financial accommodations to or for the benefit of Borrower and the other Credit Parties upon the terms and conditions contained therein. Unless otherwise defined in this Third Amendment, (i) capitalized terms or matters of construction defined or established in Annex A to the Credit
                                                     -------
Agreement shall be applied as defined or established therein, and (ii) references to Sections, Schedules, and Annexes shall refer, respectively, to Sections, Schedules, and Annexes of the Credit Agreement.

     B. Credit Parties have requested certain modifications to the Credit Agreement, and Lender has agreed to such request on the terms and conditions set forth in this Third Amendment.

          NOW, THEREFORE, in consideration of Credit Parties' performance of their promises and obligations hereunder, the continued performance by Credit Parties of their promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Credit Parties and Lender hereby agree as follows:

                                    AGREEMENT
                                    ---------

     1.   Amendments. Subject to satisfaction of the conditions set forth in
          ----------
Section 3, effective as of December 24, 2001, the Credit Agreement is hereby amended as follows:


          1.1  Section 1.5(a) is hereby amended by adding the following to the
               --------------
               end of such section:

               The Applicable Margins shall be adjusted (up or down) prospectively on a quarterly basis as determined by Borrower's consolidated financial performance, commencing with the first day of the first calendar month that occurs more than 5 days after delivery of Borrower's quarterly Financial

                                       1

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               Statements to Lender for the Fiscal Quarter ending December 31,
               2001. Adjustments in Applicable Margins shall be determined by reference to the following grids:

                                                Level of
               If Leverage Ratio is:            Applicable Margins:
               ---------------------            -------------------
               *  1.50:1                        Level I
               ** 1.50:1, but * 2.00:1          Level II

               ** 2.00:1                        Level III

                                                   Applicable Margins
                                                   ------------------
                                            Level I    Level II   Level III
                                            -------    --------   ---------


               Applicable Revolver
               Index Margin                  0.00%       0.00%       0.25%

               Applicable Revolver
               LIBOR Margin                  2.00%       2.25%       2.50%


               All adjustments in the Applicable Margins after December 31, 2001 shall be implemented quarterly on a prospective basis, for each calendar month commencing at least 5 days after the date of delivery to Lender of the quarterly unaudited or annual audited (as applicable) Financial Statements evidencing the need for an adjustment. Concurrently with the delivery of those Financial Statements, Borrower shall deliver to Lender a certificate, signed by its chief financial officer, setting forth in reasonable detail the basis for the continuance of, or any change in, the Applicable Margins. Failure to timely deliver such Financial Statements shall, in addition to any other remedy provided for in this Agreement, result in an increase in the Applicable Margins to the highest level set forth in the foregoing grid, until the first day of the first calendar month following the delivery of those Financial Statements demonstrating that such an increase is not required. If a Default or Event of Default has occurred and is continuing at the time any reduction in the Applicable Margins is to be implemented, that reduction shall be deferred until the first day of the first calendar month following the date on which such Default or Event of Default is waived or cured.

          1.2  Notwithstanding any contrary provision contained in Section
                                                                   -------
               1.14(b) of the Credit Agreement, the cost of the field audit
               -------
               conducted by Lender in December 2001 shall not exceed $5,000 in the aggregate.

          1.3  Section 6.3(b) is hereby deleted in its entirety and the
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               following is substituted in lieu thereof :

*    >

**   >
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                                       2    Third Amendment to Credit Agreement

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               No Credit Party shall, directly or indirectly, voluntarily purchase, redeem, defease or prepay any principal of, premium, if any, interest or other amount payable in respect of any Indebtedness, other than: (i) the Obligations; (ii) Indebtedness secured by a Permitted Encumbrance if the asset securing such Indebtedness has been sold or otherwise disposed of in accordance with Section 6.8(b) or (c); (iii)regularly scheduled payments in respect of the Facility Bond as set forth in Disclosure Schedule (6.3); and (iv) Indebtedness evidenced by the Heller Loan Documents up to a maximum aggregate amount of $3,000,000, so long as no Default or Event of Default shall have occurred and be continuing or would result after giving effect to any such payment.

          1.4  Section 6.13 is hereby deleted in its entirety and the following
               ------------
               is substituted in lieu thereof:

               Cancellation of Indebtedness. No Credit Party shall cancel any
               ----------------------------
               claim or debt owing to it, except for reasonable consideration negotiated on an arm's length basis and in the ordinary course of its business consistent with past practices; provided, that, Borrower may cancel claims or debt up to a maximum of $100,000, individually, and $200,000, in the aggregate, in any one Fiscal Year.

          1.5  Section 6.18(a)(ii) is hereby amended by deleting "$250,000"
               -------------------
               referenced therein and substituting "$500,000" in lieu thereof.

          1.6  Section 6.18(b) is hereby deleted in its entirety and the
               ---------------
               following is substituted in lieu thereof : "[Intentionally Omitted]"

          1.7  Section 6.19(b)(ii) is hereby deleted in its entirety and the
               -------------------
               following is substituted therefor:

               (ii) From and after the Term Loan B Repayment Date, Borrower may engage in transactions and enter into agreements with respect to the opening of up to ten (10) new retail locations during any Fiscal Year; provided, that (A) Credit Parties shall not make any
                            --------
               Capital Expenditures in connection with such new retail locations exceeding, $800,000, individually, or $5,000,000, in the aggregate, during any such Fiscal Year; and (B) no more than three (3) of such new retail locations may be located more than twenty (20) miles from any existing retail location of Borrower in California.

          1.8  Annex A is hereby amended by adding the following new definitions
               -------
               thereto in appropriate alphabetical order:

               "Heller Loan Documents" shall mean (a) that certain Master Lease Agreement between Heller Financial Leasing, Inc. and Peet's Coffee & Tea, Inc. (formerly

                                       3     Third Amendment to Credit Agreement
               known as Peet's Companies, Inc.) as lessee, dated as of August 21, 1998, and schedules 0001, 0002 and 0004 relating thereto, and
               (b) that certain Master Lease Agreement between Heller Financial Leasing, Inc., as lessor, and Peet's Coffee & Tea, Inc., as lessee, and schedules 0006 and 0007 relating thereto.

               "Leverage Ratio" shall mean, with respect to Borrower, on a
                --------------
               consolidated basis, the ratio of (a) Funded Debt as of any date of determination, to (b) the sum of EBITDA less Capital Expenditures (excluding $2.84 million applied in satisfaction of Borrower's obligations under the Heller Loan Documents) for the twelve months ending on that date of determination.

          1.9  Annex A is hereby further amended by deleting the reference to
               -------
               "3.25" contained in clause (a)(iii) of the definition of Borrowing Base and substituting "2.50" in lieu thereof.

          1.10 Annex G is hereby amended by deleting paragraph (a) in its
               -------
               entirety and substituting the following in lieu thereof:

               (a) Maximum Capital Expenditures. Credit Parties shall not make
                   ----------------------------
               Capital Expenditures on a consolidated basis (i) during the period from August 1, 2000, through December 31, 2000, in excess of $3,000,000, or (ii) during any Fiscal Year of Borrower commencing during or after January 2001, in excess of $6,500,000 (excluding $2.84 million applied in satisfaction of Borrower's obligations under the Heller Loan Documents); provided, that the
                                                             --------
               amount of permitted Capital Expenditures referenced above will be increased in any period by the positive amount equal to the lesser of (x) 25% of the amount of permitted Capital Expenditures for the immediately prior period, and (y) the amount (if any), equal to the difference obtained by taking the Capital Expenditures limit specified above for the immediately prior period minus the actual amount of any Capital Expenditures expended during such prior period (the "Carry Over Amount"), and
                                                       -----------------
               for purposes of measuring compliance herewith, the Carry Over Amount shall be deemed to be the last amount spent on Capital Expenditures in that succeeding year; and provided further, that
                                                         ----------------
               during any Fiscal Year of Borrower, no more than $3,500,000 may be used for purposes other than in connection with the opening of new retail locations of Borrower.

     2.   Certain Additional Documents. Within sixty, (60) days of the date of
          ----------------------------
this Third Amendment, each Credit Party shall execute and deliver to Lender, in form and substance satisfactory to Lender, an amendment to the Security Agreement, amended or additional financing statements, and such other and further documents, instruments and agreements as are necessary to maintain the perfection of Lender's Liens in all Collateral under the Code consistent with the amendments to Annex A set forth in the Second Amendment (collectively, the "Security Amendments").
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                                       4     Third Amendment to Credit Agreement

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     3.   Effectiveness. This Third Amendment shall become effective only upon
          -------------
the satisfaction of following conditions: receipt by Lender of an original of this Third Amendment duly executed by the Credit Parties and Lender.


     4.   Representations and Warranties. Each Credit Party hereby represents
          ------------------------------
and warrants that (a) as of the date of this Third Amendment, it has no Commercial Tort Claims, (b) at all times from the Closing Date through and until the date of this Third Amendment WBG has remained inactive and (c) the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, after giving effect to this Third Amendment, shall remain true and correct in all material respects as of the date hereof and thereof, except to the extent that a particular representation or warranty by its terms expressly applies only to an earlier date. The Credit Agreement and the other Loan Documents, as modified and amended by this Third Amendment, constitute legal, valid and binding obligations of each Credit Party that is a party thereto, enforceable against such Credit Party in accordance with their respective terms.

     5.   Ratification. Except as specifically modified by this Third Amendment,
          ------------
the parties acknowledge that the Credit Agreement shall remain binding upon Credit Parties and Lender and all provisions of the Credit Agreement shall remain in full force and effect. Credit Parties expressly ratify and affirm their respective obligations to Lender under the Credit Agreement and the other Loan Documents.

     6.   Miscellaneous.
          -------------

          6.1   Entire Agreement; Amendment. This Third Amendment, together with
                ---------------------------
the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Third Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof or thereof. No amendment, modification, or waiver of any of the provisions of this Third Amendment shall be valid or enforceable unless set forth in a writing signed by Credit Parties and Lender.

          6.2  Recitals. The recitals set forth at the beginning of this Third
               --------
Amendment are true and correct, and such recitals are incorporated into and are a part of this Third Amendment.

          6.3  Headings. Section headings used herein are for convenience of
               --------
reference only, are not part of this Third Amendment, and are not to be taken into consideration in interpreting this Third Amendment.

          6.4  Counterparts. This Third Amendment may be executed in identical
               ------------
counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Third Amendment. Any party delivering this Third Amendment by facsimile shall send the original manually executed counterpart of this Third Amendment to the other party promptly after such facsimile transmission.

                                       5     Third Amendment to Credit Agreement


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          6.5  GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICT OF LAWS.

          5.6  No Waiver. Except as specifically set forth in this Third
               ---------
Amendment, the execution, delivery and effectiveness of this Third Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Lender under the Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Credit Agreement or any other Loan Document, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

          5.7  Conflict of Terms. In the event of any inconsistency between the
               -----------------
provisions of this Third Amendment and any provision of the Credit Agreement, the terms and provisions of this Third Amendment shall govern and control.

[Remainder of Page Intentionally Left Blank]

                                       6     Third Amendment to Credit Agreement

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          IN WITNESS WHEREOF, this Third Amendment to Credit Agreement has been duly executed as of the date first written above.

                                        "Credit Parties"

                                   PEET'S COFFEE & TEA, INC.


                                   By:    /s/ Mark N. Rudolph
                                         _________________________
                                   Name:  Mark N. Rudolph
                                         _________________________
                                   Title: Chief Financial Officer
                                         _________________________


                                   PEET'S OPERATING COMPANY, INC.

                                   By:    /s/ Mark N. Rudolph
                                         _________________________
                                   Name:  Mark N. Rudolph
                                         _________________________
                                   Title: Chief Financial Officer
                                         _________________________


                                   PEET'S TRADEMARK COMPANY

                                   By:    /s/ Mark N. Rudolph
                                         _________________________
                                   Name:  Mark N. Rudolph
                                         _________________________
                                   Title: Chief Financial Officer
                                         _________________________


                                        "Lender"


                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By:    /s/ Todd Gronski
                                         _________________________
                                   Name:  Todd Gronski
                                         _________________________
                                         Duly Authorized Signatory

                                       7     Third Amendment to Credit Agreement